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                                                                     Exibit 10.6



IT IS UNLAWFUL TO CONSUMMATE A SALE OR TRANSFER OF THIS SECURITY, OR ANY INTEREST THEREIN, OR TO RECEIVE ANY CONSIDERATION THEREFOR, WITHOUT THE PRIOR WRITTEN CONSENT OF THE COMMISSIONER OF CORPORATIONS OF THE STATE OF CALIFORNIA, EXCEPT AS PERMITTED IN THE COMMISSIONER'S RULES.


                                    TRACK 'N TRAIL
                                1996 STOCK OPTION PLAN

                           INCENTIVE STOCK OPTION AGREEMENT


    Track 'n Trail, a Delaware corporation (the "Company"), hereby grants an option to purchase Shares of its common stock to the optionee named below. The terms and conditions of the option are set forth in this cover sheet, in the attachment and in the Company's 1996 Stock Option Plan (the "Plan").


Date of Option Grant:  __________, 199__

Name of Optionee:
                   -------------------------------------------------------------

Optionee's Social Security Number:  _____-____-_____

Number of Shares of Common Stock Covered by Option:
                                                    ----------------------------

Exercise Price per Share:  $
                            ----------------------------------------------------

Vesting Start Date:  __________, 199__


    BY SIGNING THIS COVER SHEET, YOU AGREE TO ALL OF THE TERMS AND CONDITIONS DESCRIBED IN THE ATTACHED AGREEMENT AND IN THE PLAN, A COPY OF WHICH IS ALSO ENCLOSED.


Optionee:
         -----------------------------------------------------------------------
                                  (Signature)


Company:
         -----------------------------------------------------------------------
                                  (Signature)

         Title:
                ----------------------------------------------------------------

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ATTACHMENT

                                    TRACK 'N TRAIL
                                1996 STOCK OPTION PLAN

                           INCENTIVE STOCK OPTION AGREEMENT


INCENTIVE STOCK         This option is intended to be an incentive stock option
OPTION                  under section 422 of the Internal Revenue Code and will
                        be interpreted accordingly.

VESTING Your right to exercise this option vests as to 25% of the shares covered by this option on each one-year anniversary of the Vesting Start Date, as shown on the cover sheet. The number of Shares which may be purchased under this option by you at the Exercise Price shall be equal to the difference between (i) the product of the number of one-year anniversaries of your continuous employment with the Company (including all days of any approved leaves of absence) from the Vesting Starting Date times the number of Shares covered by this option times .25 minus (ii) the number of Shares purchased pursuant to this Option prior to such exercise. The resulting number of Shares will be rounded to the nearest whole number. No additional Shares will vest after your Company service has terminated for any reason.

TERM Your option will expire in any event at the close of business at Company headquarters on the day before the 10th anniversary of the Date of Grant, as shown on the cover sheet. (It will expire earlier if your Company service terminates, as described below.)

TERMINATION FOR CAUSE   If you terminate employment for cause, the option will
                        immediately cease to be exercisable.

REGULAR TERMINATION     If your service as an employee of the Company (or any
                        subsidiary) terminates for any reason except for cause, death or Disability, then your option will expire at the close of business at Company headquarters on the 90th day after your termination date.

                        Notwithstanding anything else in this Agreement to the contrary, in the event that you cease to be employed by the Company within one year from the Date of Grant for any reason all rights to purchase shares under this Option shall immediately terminate.

DEATH If you die as an employee of the Company (or any subsidiary), then your option will expire at the close of business at Company headquarters on the date 12 months after the date of death. During that 12-month period, your estate or heirs may exercise the vested portion of your option.

DISABILITY              If your service as an employee of the Company (or any
                        subsidiary) terminates because of your Disability, then your option will expire at the close of business at Company headquarters on the date 12 months after your termination date.

                        "Disability" means that you are unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment.

LEAVES OF ABSENCE       For purposes of this option, your service does not
                        terminate when you go on a BONA FIDE leave of absence that was approved by the Company in writing, if the terms of the leave provide for continued service crediting, or when continued service crediting is required by applicable law. However, for purposes of determining whether your option is entitled to ISO status, your service will be treated as terminating 90 days after you went on leave, unless your right to return to active work is guaranteed by law or by a contract. Your service terminates in any event when the approved leave ends unless you immediately return to active work.

                        The Company determines which leaves count for this purpose, and when your service terminates for all purposes under the Plan.

RESTRICTIONS ON         The Company will not permit you to exercise this
EXERCISE                option if the issuance of Shares at that time would
                        violate any law or regulation.

NOTICE OF EXERCISE      When you wish to exercise this option, you must notify
                        the Company by filing the proper "Notice of Exercise" form at the address given on the form. Your notice must specify how many Shares you wish to purchase.
                        Your notice must also specify how your Shares should be registered (in your name only or in your and your spouse's names as community property or as joint tenants with right of survivorship). The notice will be effective when it is received by the Company.

                        If someone else wants to exercise this option after your death, that person must prove to the Company's satisfaction that he or she is entitled to do so.

PERIODS OF              Any other provision of this Agreement notwithstanding,
NONEXERCISABILITY       the Company shall have the right to designate one or
                        more periods of time, each of which shall not exceed
                        180 days in length, during which this option shall not be exercisable if the Company determines (in its sole discretion) that such limitation on exercise could in any way facilitate a lessening of any restriction on transfer pursuant to the Securities Act of 1933, as amended (the "Securities Act") or any state securities laws with respect to any issuance of securities by the Company, facilitate the registration or qualification of any securities by the Company under the

                        Securities Act or any state securities laws, or facilitate the perfection of any exemption from the registration or qualification requirements of the Securities Act or any applicable state securities laws for the issuance or transfer of any securities. Such limitation on exercise shall not alter the vesting schedule set forth in this Agreement other than to limit the periods during which this option shall be exercisable.

FORM OF PAYMENT         When you submit your notice of exercise, you must
                        include payment of the option price for the Shares you are purchasing. Payment may be made in one (or a combination) of the following forms:

                        -    A cashier's check or a money order.

                        - Common Shares which have already been owned by you for any time period specified by the Committee and which are surrendered to the Company. The value of the Shares, determined as of the effective date of the option exercise, will be applied to the option price.

                        - To the extent that a public market for the Shares exists as determined by the Company, by delivery (on a form prescribed by the Committee) of an irrevocable direction to a securities broker to sell Shares and to deliver all or part of the sale proceeds to the Company in payment of the aggregate Exercise Price.

WITHHOLDING TAXES       You will not be allowed to exercise this option
                        unless you make acceptable arrangements to pay any withholding or other taxes that may be due as a result of the option exercise or the sale of shares acquired upon exercise of this option and the sale of the shares.

RESTRICTIONS ON RESALE  By signing this Agreement, you agree not to sell any option Shares at a time when applicable laws, regulations or Company or underwriter trading policies prohibit a sale. In connection with any underwritten public offering by the Company of its equity securities pursuant to an effective registration statement filed under the Securities Act, including the Company's initial public offering, you agree not to sell, make any short sale of, loan, hypothecate, pledge, grant any option for the purchase of, or otherwise dispose or transfer for value or agree to engage in any of the foregoing transactions with respect to any shares without the prior written consent of the Company or its underwriters, for such period of time after the effective date of such registration statement as may be requested by the Company or such underwriters.

                        In order to enforce the provisions of this paragraph, the Company may impose stop-transfer instructions with respect to the shares until the end of the applicable stand-off period.

                        You represent and agree that the Shares to be acquired upon exercising this option will be acquired for investment, and not with a view to the sale or distribution thereof.

                        In the event that the sale of Shares under the Plan is not registered under the Securities Act but an exemption is available which requires an investment representation or other representation, you shall represent and agree at the time of exercise that the Shares being acquired upon exercising this option are being acquired for investment, and not with a view to the sale or distribution thereof, and shall make such other representations as are deemed necessary or appropriate by the Company and its counsel.

THE COMPANY'S           In the event that you propose to sell, pledge or
RIGHT OF FIRST          otherwise transfer to a third party any Shares
REFUSAL                 acquired under this Agreement, or any interest in
                        such Shares, the Company shall have the "Right of First Refusal" with respect to all (and not less than all) of such Shares. If you desire to transfer Shares acquired under this Agreement, you must give a written "Transfer Notice" to the Company describing fully the proposed transfer, including the number of Shares proposed to be transferred, the proposed transfer price and the name and address of the proposed transferee. The
                        Transfer Notice shall be signed both by you and by the proposed new transferee and must constitute a binding commitment of both parties to the transfer of the Shares. The Company shall have the right to purchase all, and not less than all, of the Shares on the terms of the proposal described in the Transfer Notice (subject, however, to any change in such terms permitted in the next paragraph) by delivery of a notice of exercise of the Right of First Refusal within 30 days after the date when the Transfer Notice was received by the Company. The Company's rights under this Subsection shall be freely assignable, in whole or in part.

                        If the Company fails to exercise its Right of First Refusal within 30 days after the date when it received the Transfer Notice, you may, not later than 90 days following receipt of the Transfer Notice by the Company, conclude a transfer of the Shares subject to the Transfer Notice on the terms and conditions described in the Transfer Notice. Any proposed transfer on terms and conditions different from those described in the Transfer Notice, as well as any subsequent proposed transfer by you, shall again be subject to the Right of First Refusal and shall require compliance with the procedure described in the paragraph above. If the Company exercises its Right of First Refusal, the parties shall consummate the sale of the Shares on the terms set forth in the Transfer Notice within 60 days after the date when the Company received the Transfer Notice (or within such longer period as may have been specified in the Transfer Notice); provided, however, that in the event the Transfer Notice provided that payment for the Shares was to be made in a form other than lawful money paid at the time of transfer, the Company shall have the option of paying for the Shares with lawful money equal to the present value of the consideration described in the Transfer Notice.

                        The Company's Right of First Refusal shall inure to the benefit of its successors and assigns and shall be binding upon any transferee of the Shares.

                        The Company's Right of First Refusal shall terminate in the event that Stock is listed on an established stock exchange or is quoted regularly on the Nasdaq National Market.

RIGHT OF REPURCHASE     Following termination of your employment for any
                        reason, the Company shall have the right to purchase all of those Shares that you have or will acquire under this option. If the Company exercises its right to purchase such Shares, the purchase price shall be the higher of the Fair
                        Market Value of those Shares on the date of purchase or the aggregate Exercise Price for those Shares and shall be paid in cash. The Company will notify you of its intention to purchase such shares, and will consummate the purchase within the period established by applicable law. The
                        Company's right of repurchase shall terminate in the event that Stock is listed on an established stock exchange or is quoted regularly on the Nasdaq National Market.

TRANSFER OF OPTION      Prior to your death, only you may exercise this
                        option. You cannot transfer or assign this option. For instance, you may not sell this option or use it as security for a loan. If you attempt to do any of these things, this option will immediately become invalid. You may, however, dispose of this option in your will.

                        Regardless of any marital property settlement agreement, the Company is not obligated to honor a notice of exercise from your spouse or former spouse, nor is the Company obligated to recognize such individual's interest in your option in any other way.

RETENTION RIGHTS        Your option or this Agreement do not give you the
                        right to be retained by the Company (or any subsidiaries) in any capacity. The Company (and any subsidiaries) reserve the right to terminate your service at any time and for any reason.

SHAREHOLDER RIGHTS      You, or your estate or heirs, have no rights as a
                        shareholder of the Company until a certificate for your option Shares has been issued. No adjustments are made for dividends or other rights if the applicable record date occurs before your stock certificate is issued, except as described in the Plan.

ADJUSTMENTS             In the event of a stock split, a stock dividend or
                        a similar change in the Company stock, the number of Shares covered by this option and the exercise price per share may be adjusted pursuant to the Plan. Your option shall be subject to the terms of the agreement of merger, liquidation or reorganization in the event the Company is subject to such corporate activity.

LEGENDS All certificates representing the Shares issued upon exercise of this option shall, where applicable, have endorsed thereon the following legends:

                             "THE SHARES REPRESENTED BY THIS
                             CERTIFICATE ARE SUBJECT TO CERTAIN
                             RESTRICTIONS ON TRANSFER AND OPTIONS TO
                             PURCHASE SUCH SHARES SET FORTH IN AN
                             AGREEMENT BETWEEN THE COMPANY AND THE
                             REGISTERED HOLDER, OR HIS OR HER
                             PREDECESSOR IN INTEREST.  A COPY OF SUCH
                             AGREEMENT IS ON FILE AT THE PRINCIPAL
                             OFFICE OF THE COMPANY AND WILL BE
                             FURNISHED UPON WRITTEN REQUEST TO THE
                             SECRETARY OF THE COMPANY BY THE HOLDER
                             OF RECORD OF THE SHARES REPRESENTED BY
                             THIS CERTIFICATE."

                             "THE SHARES REPRESENTED HEREBY HAVE NOT
                             BEEN REGISTERED UNDER THE SECURITIES ACT
                             OF 1933, AS AMENDED, AND MAY NOT BE
                             SOLD, PLEDGED, OR OTHERWISE TRANSFERRED
                             WITHOUT AN EFFECTIVE REGISTRATION
                             THEREOF UNDER SUCH ACT OR AN OPINION OF
                             COUNSEL, SATISFACTORY TO THE COMPANY AND
                             ITS COUNSEL, THAT SUCH REGISTRATION IS
                             NOT REQUIRED."

APPLICABLE LAW          This Agreement will be interpreted and
                        enforced under the laws of the State of
                        California.

THE PLAN AND OTHER      The text of the Plan is incorporated in this
AGREEMENTS              Agreement by reference.  Certain capitalized
                        terms used in this Agreement are defined in the Plan.

                        This Agreement and the Plan constitute the entire understanding between you and the Company regarding this option. Any prior agreements, commitments or negotiations concerning this option are superseded.

BY SIGNING THE COVER SHEET OF THIS AGREEMENT, YOU AGREE TO ALL OF THE TERMS AND CONDITIONS DESCRIBED ABOVE AND IN THE PLAN.